IN THE UNITED STATES DISTRICT COURT
              FOR THE EASTERN DISTRICT OF VIRGINIA
                       ALEXANDRIA DIVISION


The Board of Trustees,
SHEET METAL WORKERS' NATIONAL
PENSION FUND,
     Edward F. Carlough Plaza
     601 North Fairfax Street
     Alexandria, Virginia  22314
                                      Civil Action No. 95-1609-A

          Plaintiff,

          v.                            COMPLAINT

TENNEY ENGINEERING, INC.,
     A Corporation
     1090 Springfield Road
     Union, New Jersey  07083

          Defendant.



     Plaintiff, the Board of Trustees ("Trustees") of the Sheet
Metal Workers' National Pension Fund, ("Fund"), through their undersigned counsel, alleges as follows:

                          Introduction
     1. This action arises under the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Multiemployer Pension Plan Amendments Act of 1980, 29 U.S.C 1001-1461 (1982). Plaintiff seeks a money judgment awarding delinquent quarterly withdrawal liability payments and damages and interest thereon, injunctive relief, and a judgment for immediate full payment of the withdrawal liability as a result of the withdrawal by the defendant, Tenney Engineering, Inc. ("Tenney" or "Company"), from the Fund.
                             Parties
     2. Plaintiff Trustees are "fiduciaries" with respect to the Fund as defined in 3(21)(A) of ERISA, 29 U.S.C. 1002(21)(A), and are collectively the "plan sponsor" within the meaning of 3(16)(B)(iii) and 4001(a)(10)(A) of ERISA, 29 U.S.C.
1002(16)(B)(iii) and 1301(a)(10)(A). The Plaintiff is empowered to bring this action on behalf of the Fund pursuant to 4301(a)(1) and (b) and 502(a)(3) of ERISA, 29 U.S.C. 1451(a)(1) and (b) and
1132(a)(3). The Fund is a jointly administered trust fund created and maintained pursuant to 302(c) of the Labor Management
Relations Act, 29 U.S.C. 186(c), a "multiemployer plan" as defined in 3(37) and 4001(a)(3) of ERISA, 29 U.S.C. 1002(37) and
1301(a)(3), and an "employee benefit pension plan" as defined in 3(2) of ERISA, 29 U.S.C. 1002(2).
     3. Defendant Tenney is an employer within the meaning of 3(5) of ERISA, 29 U.S.C. 1002(5), and is engaged in commerce, in an industry affecting commerce, within the meanings of 3(11) and
(12) of ERISA, 29 U.S.C. 1002(11) and (12). Defendant employed employees up through and including February 16, 1993, who were represented for the purposes of collective bargaining by Sheet Metal Workers' International Association Local Union No. 28, a labor organization representing employees in an industry affecting interstate commerce. Defendant's principal place of business is reflected in the caption of this case.
     4. Defendant was a party to a collective bargaining agreement with Sheet Metal Workers' International Association Local Union No. 28, was a participating employer in the Fund under the terms of the collective bargaining agreement, and was obligated to and did make contributions to the Fund on behalf of its employees covered under the collective bargaining agreement.

                     Jurisdiction and Venue
     5. Jurisdiction is conferred upon this Court by 4301(c) and 502(e)(1) and (f) of ERISA, 29 U.S.C. 1451(c) and 1132(e)(1)
and (f). Venue is conferred upon this Court by 4301(d) and 502(e)(2), 29 U.S.C. 1451(d) and 1132(e)(2). Where an action is brought under 4301 and 502 of ERISA, 29 U.S.C. 1451 and 1132, in a district court of the United States, it may be brought, at plaintiff's discretion, in the district where the plan is administered, where the breach took place, or where a defendant resides or may be found, and process may be served in any other district where a defendant resides or may be found. The Fund, on whose behalf Plaintiff brings this action, is administered in this district from its principal place of business in Alexandria, Virginia. Thus, jurisdiction and venue are properly grounded with this Court.

               Factual Background and Allegations
     6. On or about February 16, 1993, Defendant permanently ceased to have an obligation to contribute to the Fund and effected a complete withdrawal from the Fund within the meaning of 4203(a) of ERISA, 29 U.S.C. 1383(a).
     7. By reasons of the premises aforesaid and 4201 of ERISA, 29 U.S.C. 1381, the Defendant is indebted to the Fund for the "withdrawal liability" as determined by methods set forth in 4211 of ERISA, 29 U.S.C. 1391.
     8. On or about November 19, 1993, pursuant to 4202(2) and 4219(b)(1) of ERISA, 29 U.S.C. 1382(2) and 1399(b)(1), the Fund
sent a "Demand for Payment of Withdrawal Liability" to counsel for Tenney, advising that the Fund had determined that the Company had effected a complete withdrawal from the Fund as of February 16, 1993, and requesting Tenney to pay a withdrawal liability of $529,743.28. The letter also notified Tenney that the statute requires payment of quarterly installments to begin within 60 days of receipt of the letter, notwithstanding any request for review and that its first quarterly payment, in the amount of $33,879.28, was due on January 19, 1994.
     9. The Fund subsequently revised the total amount of Tenney's withdrawal liability assessment to $502,665.64 and notified the Company, through its counsel, by letter dated December 5, 1994.
     10. The Fund made the assessment of withdrawal liability pursuant to 4201 et seq. of ERISA, 29 U.S.C. 1381 et seq.
     11. On or about February 17, 1994, the Defendant requested a review of the Trustees' demand for withdrawal liability pursuant to 4219(b)(2)(A) of ERISA, 29 U.S.C. 1399(b)(2)(A).
     12. After careful consideration of the issues raised, pursuant to 4219(b)(2)(B) of ERISA, 29 U.S.C. 1399(b)(2)(B), the
Trustees responded to each issue raised by the Defendant by letter dated July 21, 1994 to counsel for the Defendant. The Trustees did not revise or rescind the demand for withdrawal liability as stated in the November 19, 1993 demand letter.
     13. By letter dated May 19, 1994, Defendant sent a Notice of Initiation of Arbitration to the Fund. On or about August 3, 1994, counsel for Tenney submitted this matter for arbitration to the American Arbitration Association pursuant to 4221(a) of ERISA, 29 U.S.C. 1401(a). However, by letter dated August 24, 1994,
Tenney's counsel notified the American Arbitration Association that the company was withdrawing its request for arbitration.

                            COUNT ONE
 Failure to Make Timely Quarterly Withdrawal Liability Payments
     14. Plaintiff realleges Paragraphs 1-13 and incorporates those paragraphs herein by reference.
     15. By letter dated February 3, 1994, the Fund notified Tenney, through its counsel, that failure to commence making quarterly withdrawal liability payments within 10 days from the date of the letter would result in the Fund pursuing Tenney as a defaulting employer.
     16. By letter dated March 16, 1994, the Fund notified Tenney, through its counsel, that it was delinquent in making its first withdrawal liability payment of $33,879.29 to the Fund, due January 19, 1994, and that failure to correct the delinquency within sixty
(60) days of receipt of the letter would constitute a default. The letter further informed the Defendant that if it defaulted, the Fund can bring suit to collect the full amount of the withdrawal liability due.
     17. By letter dated May 11, 1994, the Fund notified Tenney through its counsel, that it was delinquent in its quarterly withdrawal liability payments and therefore subject to suit.
     18. By letter dated July 21, 1994, the Fund notified Tenney, through its counsel, that it was delinquent to the Fund for three quarterly withdrawal liability payments and therefore subject to suit for the delinquent withdrawal liability payments as well as the full amount of withdrawal liability due, notwithstanding its then-pending request to the Fund for arbitration.
     19. By letter dated November 7, 1994, the Fund notified Tenney, through its counsel, that four quarterly withdrawal liability payments, totalling $135,517.12, were delinquent, and that the Fund would file suit should Tenney fail to make the required payments.
     20. By letter dated May 31, 1995, the Fund notified Tenney, through its counsel, that it was delinquent to the Fund for its first through sixth quarterly withdrawal liability payments, and that failure to correct the delinquency within sixty (60) days of receipt of the Fund's letter would constitute a default. The letter further informed the Defendant that if it defaulted, the Fund can bring suit to collect the full amount of the withdrawal liability due.
     21.  Section 4219(c)(2) of ERISA, 29 U.S.C. 1399(c)(2),
requires withdrawal liability payments to be:
payable in accordance with the schedule set forth by the plan sponsor under subsection
(b)(1) beginning no later than 60 days after the date of the demand notwithstanding any request for review or appeal of determinations of the amount of such liability or of the schedule.

     22. Section 4301(b) of ERISA, 29 U.S.C. 1451(b), provides that in any action under 4301(b) of ERISA, 29 U.S.C. 1451(b), to compel an employer to pay withdrawal liability, any failure of the employer to make any withdrawal liability payment within the time prescribed shall be treated in the same manner as a delinquent contribution (within the meaning of 515 of ERISA, 29 U.S.C.
1145).
     23. Despite the foregoing, Defendant has failed to pay any of the required quarterly withdrawal liability payments towards liquidation of its withdrawal liability.
     24. As of the date of the filing of this Complaint, Defendant is in arrears for quarterly withdrawal liability payments during the period of January 1994 through October 1995. The total amount in arrears is $271,034.24.
          WHEREFORE, Plaintiff respectfully requests the following relief on Count One:
     (a) Entry of judgment requiring Defendant to pay Plaintiff all unpaid quarterly withdrawal liability payments due at the time of the judgment;
     (b) Entry of judgment requiring Defendant to pay interest to Plaintiff on the delinquent quarterly withdrawal liability payments not paid when due at the rates prescribed under 6621 of the Internal Revenue Code of 1986, as amended, 26 U.S.C. 6621 and/or the rates pursuant to 4219(c)(5) and (6), 29 U.S.C. 1399(c)(5)
and (6), at the time of judgment;
     (c) Entry of judgment requiring Defendant to pay to Plaintiff liquidated damages, pursuant to 502(g)(2) and 4301(b) of ERISA, 29 U.S.C. 1132(g)(2) and 1451(b), equal to the greater of:
          (i) the accrued interest on the delinquent quarterly withdrawal liability payments not paid when due at the time of judgment, or
          (ii) an amount equal to twenty percent (20%) of the amount of delinquent quarterly withdrawal payments not paid when due at the time of judgment;
     (d) Entry of judgment requiring the Defendant to pay Plaintiff's reasonable attorneys' fees and costs of this action as permitted by 502(g) and 4301(e) of ERISA, as amended, 29 U.S.C. 1132(g) and 1451(e); and
     (e)  Such other relief as this Court may deem proper.

                            COUNT TWO
                        Injunctive Relief
     25. Plaintiff realleges Paragraphs 1-24 and incorporates those paragraphs herein by reference.
     26. The failure of the Defendant to make the quarterly withdrawal liability payments in accordance with 4219(c)(2) of ERISA, 29 U.S.C. 1399(c)(2), has caused the Fund to sustain loss of investment income and has further caused the Fund to incur administrative and legal expenses.
     27. The Defendant has failed to discharge its statutory obligations and has caused the Fund to suffer immediate, continuing, and irreparable injury, and Plaintiff is without an adequate remedy at law.
     WHEREFORE, Plaintiff respectfully requests the following relief on Count Two:
     (a) Entry of injunctive relief requiring the defendant to make timely payment of all future quarterly withdrawal liability payments; and
     (b)  Such other relief as this Court may deem proper.

                           COUNT THREE
                     Defendant is in Default
        Under 4219(c)(5) of ERISA, 29 U.S.C. 1399(c)(5)
     28. Plaintiff realleges Paragraphs 1-27 and incorporates those paragraphs herein by reference.
     29. Defendant is in default under 4219(c)(5) of ERISA, 29 U.S.C. 1399(c)(5). Section 4219(c)(5) provides that a default of payment of withdrawal liability occurs upon an employer's failure to make any payment when due and not cured by the employer within sixty (60) days after the employer receives written notification from the plan sponsor of such failure.
     30. The Fund forwarded the requisite Notice of Default to the Defendant advising that unless its delinquency was cured within sixty (60) days, the entire amount of withdrawal liability would be accelerated and due and payable pursuant to 4219(c)(5) of ERISA, 29 U.S.C. 1399(c)(5).
     31. To date, no curing payment has been received from the Defendant, and the sixty (60) day period for cure has elapsed.
     32. Since the sixty (60) day period elapsed prior to the date of this Complaint and Defendant failed to cure the default, Plaintiff seeks Judgment for the entire amount of outstanding withdrawal liability due under its demand, plus accrued interest pursuant to 4219(c)(5) of ERISA, 29 U.S.C. 1399(c)(5)
     33. A copy of this complaint will be served upon the Pension Benefit Guaranty Corporation by certified mail as required by
 4301(g) of ERISA, 29 U.S.C. 1451(g).
     WHEREFORE, Plaintiff respectfully requests the following relief on Count Three:
     (a) Entry of judgment requiring Defendant to make immediate payment of the entire amount of the assessed withdrawal liability to Plaintiff, pursuant to 4219(c)(5) of ERISA, 29 U.S.C. 1399(c)(5), less any quarterly payments received from Defendant;
     (b) Entry of judgment requiring Defendant to pay to Plaintiff interest on the delinquent quarterly withdrawal liability payments not paid when due at rates prescribed under 6621 of the Internal Revenue Code of 1986, as amended, 26 U.S.C. 6621 and/or the rates pursuant to 4219(c)(5) and (6), 29 U.S.C. 1399(c)(5) and (6);
     (c) Entry of judgment requiring Defendant to pay to Plaintiff liquidated damages, pursuant to 502(g)(2) and 4301(b) of ERISA, 29 U.S.C. 1132(g)(2) and 1451(b), equal to the greater of:
          (i) the accrued interest on the delinquent quarterly withdrawal liability payments not paid when due at the time of judgment, or
          (ii) an amount equal to twenty percent (20%) of the amount of delinquent quarterly withdrawal liability payments not paid when due at the time of judgment;
     (d) Entry of judgment requiring Defendant to pay the Plaintiff's reasonable attorneys' fees and costs of this action as permitted by 502(g) and 4301(e) of ERISA, 29 U.S.C. 1132(g) and 1451(e); and
     (e)  Such other relief as this Court deems proper.
                         Respectfully submitted,



                         s/Angela M. Kyper
                         Angela M. Kyper, Bar No. 37402
                         Robert M. Wilansky, D.C. Bar No. 319343
                         Janet A. Penz, D.C. Bar No. 421962
                         Office of General Counsel
                         Sheet Metal Workers' National Pension Fund
                         601 N. Fairfax Street, Suite 425
                         Alexandria, Virginia 22314
                         (703) 739-7000

Dated November 21, 1995  Counsel for Plaintiff